                                                                      Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned Directors of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON, TIMOTHY S. MOCK and DENIS A. DEMBLOWSKI, or any of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to the stock options issued under Reynolds Metals Company benefit plans or any successor plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned Directors of the Company to any registration statement to be filed with the Securities Exchange Commission in respect of said plans or successor plans and shares of common stock, or either of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.



/s/ Kenneth W. Dam     April 28, 2000  /s/ John P. Mulroney     April 27, 2000
---------------------                  -----------------------
Kenneth W. Dam                         John P. Mulroney

/s/ Joseph T. Gorman   April 27, 2000  /s/ Paul H. O'Neill      April 27, 2000
---------------------                  -----------------------
Joseph T. Gorman                       Paul H. O'Neill

/s/ Judith M. Gueron   April 28, 2000  /s/ Henry B. Schacht     April 28, 2000
---------------------                  -----------------------
Judith M. Gueron                       Henry B. Schacht

/s/ Sir Ronald Hampel  April 27, 2000  /s/ Franklin A. Thomas   April 28, 2000
---------------------                  -----------------------
Sir Ronald Hampel                      Franklin A. Thomas

                               , 2000  /s/ Marina v.N. Whitman     May 1, 2000
---------------------                  -----------------------
Hugh M. Morgan                         Marina v.N. Whitman

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned President and Chief Executive Officer and Director of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON, TIMOTHY S. MOCK and DENIS A. DEMBLOWSKI, or any of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Exchange Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of the Company to be issued and distributed pursuant to stock options issued under Reynolds Metals Company benefit plans or any successor plans, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned President and Chief Executive Officer and Director of the Company to any registration statement to be filed with the Securities Exchange Commission in respect of said Plan or successor plan and shares of common stock, or either of them, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or pre-effective amendments or post-effective amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.



/s/ Alain J. P. Belda                     May 3, 2000
---------------------------------
Alain J. P. Belda
President, Chief Executive Officer
and Director